UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 24, 2011
Date of Report
(Date of earliest event reported)
____________________
CORE-MARK HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)
____________________

Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)
(650) 589-9445
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2011, Core-Mark Holding Company, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders. Of the 11,352,453 shares of common stock outstanding and entitled to vote, 10,173,729 shares, or 89.6%, were represented at the meeting. During the meeting, the stockholders voted on the following matters:

Proposal 1 – Election of Directors

•
Duly elected the following seven individuals to the Board of Directors to serve as directors until the 2011 Annual Meeting of Stockholders or until their successors have been duly elected and qualified:

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Robert A. Allen	8,404,900	394,391	4,009	1,370,429
Stuart W. Booth	8,587,586	210,917	4,797	1,370,429
Gary F. Colter	8,660,194	138,609	4,497	1,370,429
L. William Krause	8,584,465	214,338	4,497	1,370,429
Harvey L. Tepner	8,699,849	99,170	4,281	1,370,429
Randolph I. Thornton	8,582,410	216,609	4,281	1,370,429
J. Michael Walsh	8,615,897	185,714	1,689	1,370,429

Proposal 2 – Approval of an Advisory Resolution Regarding Executive Compensation

•
Duly approved, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in our Proxy Statement as filed with the Securities and Exchange Commission on April 11, 2011.

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Advisory approval of executive compensation	7,785,369	463,965	553,966	1,370,429

Proposal 3 – Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation
•     Duly voted to provide an advisory vote on executive compensation on an annual basis.

	Votes for One Year	Votes for Two Years	Votes for Three Years	Abstain	Broker Non-Votes (1)
Advisory approval of frequency of advisory vote on executive compensation	6,286,052	66,903	968,289	854,096	1,998,389

Proposal 4 – Ratification of Selection of Independent Registered Public Accounting Firm

•	Duly ratified Deloitte & Touche LLP to serve as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011.

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Deloitte & Touche LLP	10,159,039	12,693	1,997	—

(1) A non-vote occurs when brokers or nominees have voted on some of the matters to be acted on at a meeting, but do not vote on certain other matters because, under the rules of the New York Stock Exchange (which govern brokers even if they hold NASDAQ securities), they are not allowed to vote on those other matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting, but have no effect on the outcome of the vote for the election of directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: May 24, 2011	By:	/s/ Stacy Loretz-Congdon
	Name:	Stacy Loretz-Congdon
	Title:	Chief Financial Officer